EXHIBIT 10.11

CERTAIN PERSONALLY IDENTIFIABLE INFORMATION CONTAINED IN THIS

DOCUMENT, MARKED BY [***], HAS BEEN OMITTED.

JIUSI CULTURAL CREATIVE PARK

LEASE CONTRACT

Party A: JIUSICHENG INVESTMENT MANAGEMENT (BEIJING) CO., LTD.

Party B: YUBO INTERNATIONAL BIOTECH (BEIJING) LIMITED

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

LEASE CONTRACT

Lessor: JIUSICHENG INVESTMENT MANAGEMENT (BEIJING) CO., LTD.

Address: 31 Xishiku Ave.

Representative:

Lessee: YUBO INTERNATIONAL BIOTECH (BEIJING) LIMITED

Address: 31 Xishiku Ave.

Representative:

Party B leases the premises that Party A has the right to lease as office space. The Parties, through friendly consultation, enter into this lease contract (hereinafter referred to as the “ Contract”) and agree that this Contract together with the schedules hereto and any supplementary agreements (if any) entered into in the future with respect to this Contract shall constitute integral parts of the Contract. and shall have the same legal effect.

Article 1 Leased Unit and Purpose

1.1

[Address] Subject to the terms and conditions of this Contract, Party A agrees to lease and Party B agrees to lease from the premises set forth in Schedule [IV] hereto (the “Unit”) located at [JIUSI CULTURAL CREATIVE PARK] (the “Park”) in Beijing. The floor plan of the leased unit is used for the convenience of identification only.

1.2	[Area] Party A and Party B jointly confirm that the actual leased area of the Unit leased by Party B is set forth in Part [2] of Schedule [I] hereto.

1.3

[Purpose] The purpose of the Unit leased by Party B is listed in Part [3] of Schedule [I] hereto (the “Purpose of Lease”). Party B shall comply with the regulations of the Client Manual of JIUSI CULTURAL CREATIVE PARK (the “Client Manual”) and the Decoration Manual of JIUSI CULTURAL CREATIVE PARK (the “Decoration Manual”) during the term of its lease and use of the leased Unit.

1.4

The Client Manual of JIUSI CULTURAL CREATIVE PARK (the “Client Manual”) and the Decoration Manual of JIUSI CULTURAL CREATIVE PARK (the “Decoration Manual”) shall be schedules to this Contract. Party A shall have the right to adjust the same, and Party A shall notify Party B of the corresponding adjustments in writing in a timely manner.

1.5

[Use in accordance with law and contract] Party B covenants to Party A that it will comply with the relevant laws and regulations of the People’s Republic of China and Beijing Municipality on the use of property and management of the park during the lease term (the “Term”) set forth in Part [4] of Schedule [I] hereto, and during the Term, Party B shall not alter the lease purpose of the leased Unit without the prior written consent of Party A.

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

Article 2 Lease Term and Rent-Free Period

The lease term of the leased Unit has been included in Part [4] of Schedule [I] hereto.

2.1

[Lease Term] In accordance with the contract between Party A and the owner of property at Xishiku No. 31, there are two phases: phase 1, 2 years and 4 months. The firstlease term is from August 1, 2019 to November 30, 2021, and the second phase shall be implemented for a period of 2 years and 8 months upon the successful renewal of the lease by Party A and the owner of property, which is from December 1, 2021 to July 31, 2024. In case Party A fails to renew the lease of the leased property with the owner, this Contract shall naturally terminate after both Parties perform the first phase, without any responsibility by the two Parties.

2.2

[Delivery List] Upon the delivery of the leased Unit by Party A to Party B, Party A shall deliver the leased Unit in accordance with the contents confirmed by both Parties in Schedule [VII] Delivery List of Leased Unit, and Party A warrants that the leased Unit has been in compliance with the Delivery Condition (See Article 7.6 of this Contract).

2.3

[Rent-Free Period] The rent-free period of the leased Unit has been included in Part [4] of Schedule [I] hereto (the “Rent-free Period”). Within the Rent-free Period, Party B shall not be required to pay Party A the rent for the property, but Party B shall still pay Party A the management service fee of the property and water, electricity and other fees payable in Article 3.3 and 3.4 herein. The rent-free period shall be implemented in two times, i.e., for the first lease year, the rent-free period shall be implemented for [two months], and for the second lease year, the rent-free period shall be implemented for [one month].

2.4	[Expiration of Lease] Unless otherwise agreed by both Parties, Party A shall have the right to take back the leased Unit upon the expiration of the lease term.

Article 3 Rent, Management Service Fees and Other Expenses

3.1	[Rent]

Party B shall pay to Party A the rent set forth in Part [1] of Schedule [II] hereto in the manner and on the dates set forth in the entire Lease Term. The rent shall be paid to Party A within five days after the Parties enter into a formal lease contract. This Contract shall become effective upon the receipt of such amount into the account of Party A. Party B agrees that the annual rent for the 2 years plus 4 months for the first phase shall be increased by no less than 4% each year, and the rental standard for the 2 years plus 8 months for the second phase lease term shall be increased accordingly based on the lease renewal terms between Party A and the owner of property at Xishiku No. 31, with the specific rent set forth in the supplementary agreement to be entered into by and between Party A and the owner of property after the successful lease renewal.

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

3.2	[Management Service Fees of the Park]

Party B shall pay to Party A the park management service fee set forth in Part [2] of Schedule [II] hereto in the manner and on the dates specified throughout the Lease Term. The park management service fee shall be paid by Party B to Party A together with the rent after the Parties enter into a formal lease contract. Party B agrees that during the lease term, either Party A or Party A shall have the right to adjust the park management and service fee synchronizing with the governmental authorities in charge of price adjustment or the market price level. During the contract term, the increase percentage of the park management service fee shall be the same as the rent.

3.3	[Other Expenses]

In addition to the above rental and the park management service fee, all the expenses including but not limited to electricity, water, heating, telephone, TV reception, internet access, indoor facilities maintenance, indoor hygiene and other costs during the lease term shall be borne by Party B. If Party B advances the fees to be paid by Party A, Party A shall return the corresponding fees to Party B on the basis of the relevant payment credentials presented by Party B. Party B agrees that during the lease term, Party A has the right to adjust the aforesaid fees synchronizing with the governmental authorities in charge of price adjustment or the market price level. In case such adjustment should be notified to Party B by Party A at least 1 month in advance. And Party A shall provide related adjustment basis to Party B. The parking fee is calculated by the owner of property at Xishiku No. 31, where Jiusi Cultural Creative Park is located, in accordance with the approved price approved by NDRC, and paid directly by Party B to it.

3.4	[Time of Payment]

(1)

Payment of rent and park management service fee shall be prepaid, and the payment period is [3 months]. Party B shall pay Party A the rent and park management service fee within five days after both parties sign the formal lease contract. Throughout lease term, Party B must pay Party A the rent, the park management service fee in advance for the next phase of lease term 15 days prior to the next lease term. In case of occurrence of any national statutory holiday or public holiday which coincides with the statutory holiday, Party B shall bring the payment date of rent and park management service fee forward to the working day before the above-mentioned holiday. If Party B fails to make payment on time, Article 12.1 of this Contract shall apply.

(2)

Party A shall, after actually receiving the rent and park management service fee paid by Party B, , issue VAT invoice which is in line with national rules and regulations, except for the delay caused by update or upgrade of state tax authority or policies and systems.

Article 4 Deposit

[Definition] Party B shall pay Party A the rent deposit listed in part [3] of Schedule [II] hereto as well as the deposit for the park management service fee listed in part [3] of Schedule [II] five (5) days after the Parties enter into the formal lease contract. The rent deposit and the deposit for the park management service fee are collectively referred to as the deposit.

4.1

[Refund of Deposit] If the Lease Term expires or this Contract is early terminated or rescinded, Party B shall perform all the obligations set out in Article 10.4 of this Contract. After the return of the leased Unit in accordance with that article to Party A, Party A shall have the right to refund the balance of the deposit to Party B in Renminbi (without interest) after deducting the rent, park management service fee, other fees, breach of contract damages, compensations and other fees that shall be borne by Party B (if any) within 30 days. If the deposit is not sufficient to pay the aforesaid fees, Party B shall make up the shortfall within 5 working days of receipt of the written notice from Party A and/or Party A. Upon occurrence of any circumstance as prescribed in Article 10.2 hereof, Party A shall have the right to treat the deposit as liquidated damages instead of deducting all the fees Party B owes from the deposit.

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

4.2	[Deposit Offset] Unless Party A and Party B unanimously agree upon between them, Party B shall not use the deposit to offset the rent or other amounts payable by it.

4.3

[Deposit Replemishment] At any time during the lease term, the deposit shall be equal to the sum of [three months] rent and park management service fee of the property. If the deposit is not sufficient, Party B shall pay the shortfall within 5 working days of receipt of the written notice from Party A and/or Party A.

Article 5 Lease Renewal

5.1

[If Renewal] If Party B intends to extend the lease at the expiration of the lease term, it shall notify Party A in writing within [90] to [60] days prior to expiration of the lease term and negotiate with Party A. The rent during the renewal term shall be based on those negotiated by the Parties.

5.2

[If No Renewal] If the Parties fail to decide to enter into a renewal contract, upon prior notice to Party B, Party A may accompany the new tenant to visit the leased Unit to Party B during the normal business hours (to the extent not interfering with Party B’s normal business activities) within [60] days prior to the expiration of the lease term hereof, and Party B shall not have any objection thereto and shall provide assistance.

Article 6 Decoration and Renovation

6.1

[Decoration Manual] After Party B and Party A complete the handover procedure of the leased Unit in accordance with the provisions of the Client Manual, Party B may go through the decoration formalities in accordance with the provisions of the Decoration Manual so that the leased Unit can start the decoration. Party B’s decoration and renovation shall be carried out in accordance with the provisions of the Decoration Manual.

6.2

[Conditions for Decoration] If Party B re-decorates or refurbishes the interior of the leased Unit during the lease term, the construction works of the park shall under no circumstances affect the building structure of the park and the interests of other tenants, and Party B shall notify Party A in writing fourteen (14) days prior to the commencement of the construction works. Only with the written consent of Party A and the relevant authorities (if necessary) may Party B go through the relevant procedures and carry out decorations pursuant to the provisions of the Decoration Manual.

6.3

[Decoration Liabilities] Party B shall carry out the decoration works provided that the decoration design, materials selection and construction plan comply with the national regulations governing fire control and safety. Party B shall provide Party A with the undertaking letter regarding fire control and safety liability before the commencement of the construction, and the decoration construction company entrusted by Party B shall enter into with Party A liability letter regarding fire control and safety liability during decoration works. Party B shall be liable for all consequences arising from the decoration works and renovation works.

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

6.4

[Hidden Risks in Decoration] If within the scope of the leased Unit, Party A or relevant authorities discover any danger or other hidden safety risks (normal wear and tear of the public supporting facilities in the Unit shall be borne by Party A), and upon reasonable request of Party A or the relevant authorities, Party B shall repair or replace any equipment and pipes installed by it within the time specified by Party A.

6.5

[Installation of Air-conditioning Equipment] Party B shall install the Air-conditioning Equipment in the leased area on its own but it must comply with the relevant national industry standards and meet the power load requirements of the leased area.. If it causes losses to Party A due to improper installation, Party B shall bear all the consequences on its own and shall indemnify Party A’s losses.

Article 7 Rights and Obligations of Party A

7.1

[Rent collection right and continuous guarantee of lease status obligation] Under the premise that Party B pays the Deposit, rent, park management service fee and other fees in accordance with the terms of this Contract and performs this Contract, Party A shall ensure the safe and normal use of the leased Unit by Party B during the entire Lease Term. Party A or the property owner shall have the right to repair and reconstruct the building, but shall minimize the impact of the works on the normal operation of Party B.

7.2	[Scope of Party A’s repairs] The following repair responsibilities shall be borne by Party A:

（1）	The Public Areas of the leased Unit (excluding the fees incurred for repair damage caused by Party B);

（2）	Normal wear and tear of the main structure and ancillary facilities of the leased Unit.

7.3

[Repair and Management Responsibilities of Party A] Party A shall repair, fire control, rescue and test the fire control, air conditioning and other equipment and facilities in the leased Unit in a timely manner and shall conduct other management acts [excluding: fire control activities (which shall be designated and recognized by the fire authority of relevant national government) carried out by Party B in the leased Unit, settlement of air conditioning installation, fire control approval matters and relevant documents, but Party A shall provide assistance]. If Party A delays the repair, Party B may perform the repair for Party A or may hire a third party to perform the repair at the expenses of Party A.

7.4

[Emergency] In case of repair, fire control, rescue or test the fire fighting, air conditioning and other equipment and facilities in the leased Unit, Party A shall have the right to enter the leased Unit under the condition that it gives prior notice to enter the leased Unit to repair or maintain the leased Unit and test relevant equipment and facilities. In the case of emergency where Party A cannot get in touch with Party B in advance, Party A may enter into the leased Unit of a forcible nature and take necessary measures (Party A shall minimize losses and avoid expansion of losses, otherwise Party A shall bear liability for losses caused by Party A). However, a report shall be submitted to Party B in a timely manner afterwards.

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

7.5	[Decoration of the Public Areas] To decorate the Public Areas of the building as Party A deems necessary.

7.6

[Delivery Conditions] To deliver the leased Unit to Party B in accordance with the standards and time limit agreed in this Contract. Upon delivery, the leased Unit shall be maintained in a condition suitable for decoration, and there shall be no garbage or other obstacles or abandoned objects left in the rooms. Upon delivery, any articles within the leased Unit, except those set forth in Schedule [VII] hereto, shall be deemed to have been abandoned, and Party B shall not be responsible for any of the items lost in the leased Unit.

7.7

[Fire Control Liability] Party B shall not change the existing fire control measures in the leased Unit without Party A’s consent. If the fire control end equipment shall be added by Party B according to the latest fire control standards, the scheme drawings shall be submitted to Party A. After review and approval of Party A, Party B shall be responsible for the construction on its own.

Article 8 Rights and Obligations of Party B

Throughout the Lease Term, Party B shall have the following rights and undertake to comply with and perform the following provisions and obligations:

8.1	[Make timely payment] To pay the rent, the park management service fee and other fees under this Contract within the time limit agreed in this Contract.

8.2

[legal compliance] Party B shall carry out the activities strictly in compliance with the laws and regulations of the People’s Republic of China. Party B shall not conduct any illegal activities or other activities that may cause damage or hindrance to Party A or other parties in the leased Unit.

8.3

[Compliance with the Contract] Party B shall comply with the terms and conditions of this Contract and the provisions of the Client Manual and the Decoration Manual and cooperate with Party A and Party A’s management of the Park.

8.4

[Use of Public Areas] In accordance with the management regulations of the Park, Party B shall have the right to use the public areas and facilities of the Park on equal basis with others. Meanwhile, Party B shall have the liability to keep the leased Unit and public area in clean conditions and the equipment and facilities in good condition. In case of damages caused to the leased Unit or the equipment and facilities in the common area (except for normal wear and tear and force majeure), Party B shall repair or replace the same within a specified time as required by Party A. In case of repair or replacement by Party A, Party B shall bear the expenses. Party B shall actively cooperate with Party A in the inspection and maintenance of the leased Unit. Party B shall be liable for compensation for any personal and property damage caused to Party A or a third party due to the delay of maintenance of the Park.

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

8.5

[Decoration and Alterations] Any decorations and alterations made by Party B shall be carried out after the written consent from Party A. If government approval is required in advance, Party B shall go through the relevant examination and approval procedures. Without the written consent of Party A and Party A, Party B shall not occupy or alter any areas other than the leased Unit.

8.6

[Liabilities of Accidents] Party B shall promptly notify Party A in writing any personal injury or death occurring to the leased Unit and any damage to the leased Unit. In the event of fire alarm or other accident, in addition to immediately calling the police and taking necessary measures, Party B shall also inform Party A. Party B shall bear the liabilities and economic compensation in accordance with its fault and bear the liabilities and economic compensation for any personal injury or death and/or property loss or damage caused by any activity or accident occurring in the leased Unit.

8.7	[Responsibilities of Fire Control, Security and Public Security] Party B shall bear the responsibilities of fire control, security and public security in the leased Unit.

8.8	[No Open Fire] Party B shall not use natural gas or open fire in the leased Unit.

8.9

[Responsibilities of Party B’s people] Any act conducted by Party B’s employees, invitees or visitors in the leased Unit shall be deemed as Party B’s own acts and Party B shall be fully liable to Party A.

8.10

[No Sublease or assignment] Party B shall not sublease or assign the leased Unit in whole or in part to any third party or use the Unit jointly with any third party, unless otherwise agreed upon by the Parties.

8.11

Party B shall provide Party A with the licenses, approvals or permits issued by the relevant government authorities which are valid during the lease term. Party B shall not use the leased Unit for purposes other than the lease purpose, otherwise Party B shall bear all the liabilities and consequences arising therefrom. Upon the expiration or replacement of Party B’s valid license, approval or permit, Party B shall make documentation to Party A in a timely manner. Party B shall carry out the cultural and creative industry project strictly in accordance with the scope specified in the Classification Form of Beijing Cultural and Creative Industries; otherwise, Party B shall bear all the liabilities and consequences arising therefrom. Party B shall actively cooperate with Party A in providing Party A with relevant materials and information required by the Premises.

8.12

[Insurance Recommended] Party A advises Party B to procure insurance from an insurance company with good reputation for its properties, articles, furnishings and decorations in the leased Unit at its own expense so as to reduce risks and increase protection.

8.13

[Neighboring Relationship] If the activities of another office unit adjacent to Party B violate the law or interfere with its normal business activities, Party B shall have the right to make a complaint to Party A or the property management company, and Party A or its agents shall provide assistance in resolving such complaint.

8.14

Party B shall check the equipment and facilities of the leased Unit with Party A before entering the site for decoration. Party B shall be allowed to enter the site for construction only after being confirmed and signed by both parties.

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

8.15

Party B shall obtain the relevant licenses and permits for operation in compliance with the provisions of the administrative authorities for industry and commerce, tax and other administrative authorities in Xicheng District (where Jiusi Cultural Creative Park is located), otherwise Party B shall bear corresponding liabilities. Party A may cooperate in providing relevant materials for the valid registered address that may be used as offices within Jiusi Cultural Creative Park, at Party B ‘s cost.

8.16	After the execution of this Contract, Party B shall also comply with the relevant regulations of the Client Manual and Decoration Manual formulated by Party A.

Article 9 Party A reserves the following rights:

9.1

[Municipal Facilities] The owner of municipal utilities shall have the right to ensure all service pipelines supply to the park or buildings adjacent thereto pass through the leased unit without interruption. Such owner of municipal utilities or its staff shall have the right to enter the leased unit with prior notice to Party A to inspect, repair, replace and construct new service pipelines so as to connect the park or to attach to the park for provision of municipal utilities.

9.2

[Name Change] During the lease term, Party A shall have the right to change the name of the park or parts of it. Party A shall not bear any costs incurred to Party B due to the name change; provided, however, that Party A shall notify Party B one (1) month before the name change. In case Party B cannot have normal operation due to the renaming of the park, Party B shall have the right to terminate the lease contract with a one- month notice to Party A, and Party A may return the outstanding rent, park management service fee, and return the deposit to Party B. Otherwise, Party A shall be entitled to refund the outstanding rent, the park management service fee and the deposit to Party B after deducting one month rent.

9.3

[Decoration of Non-leased Unit] Party A shall have the right to rebuild, expand, remove or decorate any other part of the unit not included in the leased Unit. Party A shall have the right to give Party B a one-month prior written notice.

9.4	[Party A’s Exemption] Party A shall not be liable for the following matters if those matters are not attributable to Party A:

(1)	In order to carry out necessary building repair and maintenance works, and the temporary stop of use of the public facilities not for any reason attributable to Party A.

(2)	Party B suffers losses due to Force Majeure or other reasons not attributable to Party A.

(3)	Other losses caused to Party B by Party B or a third party.

(4)	Theft and destruction in the leased Unit.

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

Article 10 Termination and Rescission of this Contract

10.1	[termination] The parties may terminate this Contract by reaching a written agreement through consultation.

10.2

[Party A’s unilateral termination right] Unless otherwise stipulated by laws and regulations or provided in this Contract, Party A shall have the right to terminate this Contract with immediate effect and repossess the leased Unit, in any of the following circumstances. Moreover, 1) the deposit paid by Party B in accordance with part [3] of Schedule [II] hereof shall be treated as the liquidated damages and shall not be refunded; 2) Party B shall pay up the unpaid rent, the park management service fee and the rent of the rent-free period; and 3) Party A reserves the right to recover the losses caused thereby by Party B.

(1)	Party B conducts illegal business operations in violation of the laws or regulations of the People’s Republic of China;

(2)	Party B becomes insolvent due to bankruptcy.

(3)

Party B fails to pay the rent, the park management service fee, the deposit and other fees (including water, electricity, and other fees that should be paid on time) (see the user’s manual) or Party B fails to make up for the shortfall of the deposit within the time limit agreed on herein, and Party B fails to pay or supplement in full within 30 days upon expiry of the time limit agreed on in this Contract.

(4)	Party B changes the main structure of the leased Unit without authorization.

(5)	Party B unilaterally terminate this Contract for reasons attributable to Party B.

(6)	Other circumstances under which Party A shall have the right to unilaterally terminate or rescind this Contract due to reasons attributable to Party B.

(7)

In the event of Party B’s breach of this Contract again after receiving a written warning from Party A and causing any loss or damage, Party A may terminate this Contract unilaterally based on the severity of Party B’s breach.

10.3

[Party A’s unilateral right to terminate] If this Contract is terminated due to reasons attributable to Party A, Party A shall notify Party B one month in advance, refund the deposit, the prepayment of the rent and park management service fee (deducting the rent, park management service fee and relevant fees occurred on or before the removal date) in full within 30 days upon termination of this Contract, and pay the fee equivalent to the deposit as liquidated damages.

10.4

[Return of Leased Unit] Party B shall complete the return of the Leased Unit in accordance with this Article within five (5) days after the expiry of the Lease Term or early termination or rescission of this Contract.

(1)	Party B shall complete the procedures on relocation with Party A in accordance with the provisions of the Client Manual.

(2)

If neither party commits no breach of contract upon the expiry of this Contract, Party B shall demolish the decoration and restore the premises to its original state, provided that it must obtain the written consent of Party A, otherwise Party A shall not refund the deposit to Party B. For the decorative and decorative materials that do not form attachment, Party A must permit such removal if Party B requests to do so. In the event that Party B does not demolish the decoration or renew the lease, the decoration shall belong to Party A, but Party A shall refund the deposit to Party B.

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

(3)

In the event that this Contract has not expired and Party B unilaterally requests to terminate this Contract, Party B shall leave the leased Unit in its current as-is status, and the decorations on the premises shall belong to Party A. Party B shall not damage the original basic decoration, facilities and equipment and articles in the leased premises. After Party B withdraws from the leased premises, the goods left over shall be deemed to be abandoned, and Party A shall have the right to dispose.

(4)

Upon consultation with Party B and written consent of Party B, Party A shall have the right to recover the leased Unit on the “as-is, where-is” basis at the expiry of the lease term without Party B’s paying any additional compensation. In this case, Party A shall refund the deposit to Party B.

(5)

Party B shall complete the relocation procedures for the registered address (if any) provided by Party A within fifteen (15) days following the expiry of the lease term or early termination or rescission of this Contract, and provide Party A with the relevant certificate.

10.5

[Force Majeure Termination] If the occurrence of any force majeure mentioned in Article 11 hereof renders both parties unable to continue the performance of this Contract, this Contract shall be terminated.

10.6

[Party B’s unilateral right for termination] Party B shall be entitled to early terminate this Contract by notifying Party A three months in advance. In this case, Party A shall not refund the deposit already paid. Within 30 days after Party B moves out of the leased Unit, the prepaid rent and park management service fee shall be deducted from the rent and park management service fee incurred prior to the day Party B moves out of the leased Unit (including that day). The balance of such fee shall be refunded, or Party A shall have the right to deduct the prepaid rent for three months and the park management service fee. If the period is less than three months, Party B shall pay the shortfall within 5 working days.

10.7

[Party B’s unilateral right for termination] After Party B unilaterally terminates this Contract and before Party B moves out of the leased Unit, Party A shall have the right to accompany the new tenant to visit the leased Unit to Party B’s use during the normal business hours with a prior notice to Party B (so as not to interfere with Party B’s normal business activities), and Party B shall not oppose the same and shall provide assistance to Party A.

10.8

[termination of contract] If the contract is not successfully renewed by Party A and owner of property at Xishiku No. 31 before the expiration of the lease term for the first phase hereof, this Contract shall terminate naturally, the lease term for the second phase shall not be performed, and the lease term for the second phase shall not be performed, and the Parties shall not bear any liability therefor.

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

Article 11 Force Majeure and Disclaimer of Liability

11.1

Should either party be prevented from executing this Contract by force majeure, such as earthquake, typhoon, rainstorm, war, riots, policies and other unforeseeable events and their occurrence and consequences are unpreventable or unavoidable, the affected party shall provide the other party with notice thereof without any delay, and within fifteen (15) days thereafter provide the detailed information of the event and a supporting document for the reason of its inability to execute all or any part of this Contract or of the necessity to delay such execution. The document shall be issued by the local notary office where the force majeure event occurs. The party encountering the force majeure shall be exempted from the liabilities of compensation to the other party.

11.2

Unless otherwise stipulated in this Contract, if the leased Unit cannot be used or cannot be used due to force majeure or the reason not attributable to Party B, the two parties shall seek solution through consultation.

Article 12 Default Liabilities

12.1

If Party B fails to pay in full the rent, deposit, the park management service fee and other fees payable (including water rate, electricity rate and other fees payable) within the time period specified in this Contract, or fails to make up for the deposit within the time period specified in this Contract, Party B shall pay liquidated damages in the amount equal to 0.2% of the total outstanding payments per day until the actual repayment date (both the due date and the actual repayment date are included). Meanwhile, Party A or Party A shall have the right to take such measures as deemed reasonable by Party A, including without limitation, cutting off the supply of utilities (including but not limited to water and electricity) to the leased Unit and the park services provided by or in connection with the park. During the aforesaid cut-off period, Party B shall still pay the rent, the park management service fee and other fees stipulated in this Contract. Any losses suffered by Party B due to the aforesaid cutting off shall be borne by Party B. If Party B fails to pay or supplement the deficiency for more than 30 days, Party A shall have the right to terminate this Contract.

12.2

If Party A fails to deliver the leased Unit on time due to Party A’s reasons, Party A shall waive all expenses in connection with the leased Unit including the rent and the park management service fee from the Commencement Date to the date on which the leased Unit is delivered to Party A. The date of payment of the rent and the park management service fee shall be calculated from the date of takeover of the premises, and the rent-free period shall commence from the date of actual takeover of the premises by Party B. In the event that Party A delivers the leased Unit to Party B in accordance with the standards and within the time period as set forth in this Contract but fails to complete house inspection in a timely manner due to Party B’s reasons, Party A shall not waive the rent and the park management service fee for the period before Party B makes such inspection.

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

12.3

If this Contract is rescinded or terminated early for reasons not attributable to Party B (except for force majeure), Party A shall refund the deposit and the prepayment of rent and park management service fee in full amount (deducting the rent, management service fee and relevant expenses occurred on and before the removal date) to Party B and pay Party B liquidated damages in the amount equivalent to three months (of the current year) rent.

12.4

If this Contract is terminated due to reasons attributable to Party B, Party B shall pay Party A liquidated damages in the amount equivalent to three months (of the current year) rent. Party A shall refund the deposit and the prepayment of rent and park management service fee (if any) to Party B after deducting the sum of the rent, park management service fee and other fees incurred on and before the date of transfer. In case the deposit and the prepayment of rent and management service fee of the park is not sufficient to cover the above expenses, Party B shall make up the deficiency within 3 working days after receiving Party A’s written notice. If the amount of the liquidated damages is equal to the amount of deposit, Party A may offset directly the liquidated damages, and the deposit shall not be refunded.

12.5

Except for the foregoing, the Parties shall perform this Contract in accordance with the provisions. Any Party in breach of this Agreement shall bear the liability for breach of contract to the other Party.

Article 13 Waiver of Rights

13.1

When Party B commits any breach of contract and Party A has already collected the rent, Party A shall not be deemed as a waiver of its right to make such breach. Party A’s waiver of any of its rights under this Agreement may only be made subject to Party A’s written confirmation. If Party B’s rental payment or other payments fall short of the amounts specified in this Contract or if Party A accepts insufficient rental or other payments, such underpayment shall not be deemed as Party A’s consent to the underpayment, which shall not affect Party A’s right to claim the overdue rental and other payments or affect its right to take other measures in accordance with the provisions of applicable PRC laws.

Article 14 Settlement of Disputes

14.1

[Applicable Law] The conclusion, interpretation, performance of this Contract and the settlement of disputes shall be governed by the laws of the People’s Republic of China and shall be governed by the laws of the People’s Republic of China (excluding HK SAR, Macao SAR and Taiwan region).

14.2	[Consultation for Resolution] All disputes in connection with this Contract or the performance thereof shall be settled through friendly consultation as far as possible.

14.3	[Jurisdiction] If a dispute cannot be resolved through consultation, either Party may file a lawsuit in the people’s court of competent jurisdiction where Jiusi Cultural Creative Park is located.

Article 15 Fees and Expenses

15.1

Each Party shall bear its own incidental expenses incurred in connection with this Contract. Other taxes and duties published by the Government of the People’s Republic of China from time to time shall be borne by the Parties respectively in accordance with the relevant regulations.

15.2	All the expenses claimed by Party A and Party B against the other Party shall be supported by corresponding evidences.

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

Article 16 Supplementary Provisions

16.1	If there is any discrepancy between this Contract and all agreements, letters of intent, memorandums and letters signed by the Parties prior to this Contract, this Contract shall prevail.

16.2

[Appendices, Amendment and Supplement to this Contract] Any amendments of and matters not covered by this Contract shall be agreed upon by both parties and become effective upon a written supplementary agreement. The supplementary agreement, all appendices and ancillary agreement hereto shall constitute an integral part of this Contract, and shall have the same legal force as this Contract.

16.3	Notices and Delivery

(1)	All the notices required to be given under this Contract shall be in writing.

(2)

Each Party shall send written notices to the other Party at the following address. If either Party changes its mailing address and mailing information, such change shall be notified within seventy-two (72) hours after the change. If the other Party fails to receive the notification of change, the notices sent to the following addresses shall be deemed to have been received at the time specified in the following paragraph.

Mailing Address of Party A: 1st Floor, Building 5, Jiusi Cultural Creative Park, No. 31

Xishiku Ave,

Postal Code: 100034

Facsimile Number: 010- 66028831

Attention: LI Jian

Mailing Address of Party B:

Postal Code:

Facsimile Number:

Attention:

(3)

If the notice is sent by facsimile, the time of sending shall be regarded as the time of service; if the notice is delivered by hand, the time when the notice is received by the addressee; if the notice is delivered by post (including express mail), the service time shall be the third working day after it is posted. Either party shall be obliged to contact the other party by telephone after sending the written notice to ensure the smooth delivery of the written notice.

16.4

[Severability] Each of the provisions contained in this Contract is an independent provision, so if any of the provisions is held invalid, the legal effect of the remaining provisions shall not be affected.

16.5

[Effectiveness] This Contract shall become effective upon signature by Party A and Party B and payment of the Deposit by Party B to Party A in full. This Contract and its schedules are written and executed in Chinese language. This contract is made in duplicate, each of which shall be held by Party A and Party B, each of which shall have the same legal force.

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

Signature Page

This Contract shall be sealed by both Parties or signed by their authorized representatives:

Party A:	Party B:
Legal or authorized representative: (signature)	Legal or authorized representative: (signature)
Date: August 1, 2019	Date: August 1, 2019

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

Schedule I

Details of the Unit Leased and Lease Term

1 Part – Leased Unit

This park	[31 Xishiku Street]
Leased Unit	The park area: Suite C-1002

2 Part – Leased Area

Leased Area	The actual leased area of the unit leased is: Totaling 746.3 square meters.

3 Part 3 – Lease Purpose

Lease Purpose	Office

4 Part – Lease Term

Lease Term

There are two phases in total: [5 years]. The lease term of the leased Unit is as follows: Phase I [2 years plus 4 months] from August [2], 2019 (inclusive) to November [30], 2021.

If the lease is renewed successfully by Party A and the owner of property at Xishiku No. 31, the parties can continue to perform the lease term for Phase II [2 years and 8 months], i.e. from December 1, 2021 to July 31, 2024. In case Party A fails to successfully renew the lease with the property owner, this Contract shall terminate naturally after Party A has performed the first phase, for which neither party shall bear any responsibilities.

Party B must make full payment of the Deposit and Rent as set forth in Article 3 and Article 4 of this Contract.

The Leased Unit Delivery List (refer to Schedule VII) shall be deemed to have been delivered after Party A and Party B have signed and sealed and handover the key to the Leased Unit.

Rent-free Period

[3 months] totally. The Rent-free Period shall be separated in two parts from the effective date of this Contract. For the first year, the rent-free term shall be two months, Namely:

The first time shall be from August [2], 2019 to October [1], 2019 (both the starting day and the end day are included)

The second time shall be from August [1], 2020 to August [31], 2020 (both the starting day and the end day are included)

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

Schedule II

Rent, Park Management Service Fee and Deposit

 1 Part – Rent (to be paid by Party B to Party A)

Description for calculation:  1. Annual Rent = area * unit price * 365 days; Monthly Rent = Annual Rent/12 months; The first year’s rent shall be 364 days;

2. The rent for the third year of the first phase shall be 4 months;

3. The Rent-free Period shall be in two parts: for the first year, the rent shall be exempted for two months, meaning that for the first year shall be 10 months/year and eleven months for the second year.

4. The above is the rent for the first phase, the increase of the rent for the second phase shall be correspondingly based on the successful renewal of the lease by Party A and the property owner.

2 Part – Park Management Service Fee (to be paid by Party B to Party A)

The calculation formula:  1. park management service fee = area * unit price * 365 days. Monthly service fee = annual service fee/12 months. The service fee for the first year shall be 364 The calculation of days;

2. The park management service fee for the third year shall be four months;

3. Rent-free period non-exempted from the park management service fee during rent-free period

4. The above is the park management service fee for the first phase, the increase of the park service fee for the second phase shall be correspondingly based on the successful renewal of the lease by Party A and the property owner.

Within the lease term, Party A or Party A shall have the right to adjust the park management service fee synchronizing with government authorities in charge of price adjustment or the market price level. During the rent-free period, the park management service fee shall not be reduced or exempted.

3 Part – Deposit and Down Payment

Remark:	1.	Deposit = monthly rent of the premises * (3) months + the park management service fee * (3) months

	2.	The first installment: Does not include the rent for two (2) months rent-free period, but including the park management service fee for the two (2) months rent-free period

Total amount of [RMB 778,738] to be paid after the execution of this contract

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

4 Part – Time and Terms of Payment

Payment schedule:

The rent and management service fee of the park shall be prepaid. The payment period is [3 months]. Party B shall pay the first installment of rent and park management service fee to Party A within five days after both parties enter into the formal lease contract. Throughout lease term, Party B must pay Party A and the park management service fee in advance for the next phase of lease term 15 days prior to the next lease commencement term. In case of occurrence of any statutory holiday or public holiday which coincides with the statutory holidays, Party B shall bring forward the payment time of rent and management service fee of the park to the day before the aforesaid statutory holidays.

Note:	The deposit as specified in Article 4.3] of the deposit shall be equal to the sum of the current rent and park management service fee of [three (3) months].

Please see the following Payment Details:

First Phase

Payment Method: Bank Transfer

Bank Details of both parties

Party A: Jiusicheng Investment Management (Beijing) Co., Ltd.,

Tax Payer Identification Number: [************************]

Bank: [************************]

Account Number: [************************]

Party B’s Bank Account Information:

Party B: Yubo International Biotech (Beijing) Limited

Tax Payer Identification Number: [************************]

Bank: [************************]

Account Number: [************************]

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

Schedule III – Special Terms

1. Unless otherwise specified, if any clauses and contents of any part of this Contract are inconsistent with any Special Terms and Conditions, the Special Terms and Conditions shall prevail.

2. The Contract is executed by Party B being a natural person and in the name of such natural person when executing this Contract, who is the company established and registered later as the legal representative or shareholder thereof. Party B shall guarantee that the registered company under this Contract completes the industrial and commercial registration formalities within three months after the execution of this Contract, and shall renew the signing of the Lease Contract between Party B and our party in the name of the company.

3. Change of the contract party. Such change shall be made free of charge after being confirmed by both parties hereto subject to the confirmation of both parties hereto for the performance of contractual rights and obligations. The costs for applying for and obtaining relevant property information arising from the change of the lessee shall be paid to the property owner, and Party B shall bear deposit (if no examination is necessary, no deposit is required). The lessee after the change shall succeed to all rights and obligations of the lessee before the change, and if the new entity fails to assume the rights and obligations under the lease contract, the previous entity shall assume joint and several liabilities for the terms of the lease contract.

4. Party B shall not remove or alter all the pipelines and ventilation ducts in the kitchen and toilet in the park, and the gas pipelines in the kitchen shall not be sealed. If Party B violates the above provisions and causes damage to the waterproof layer caused by Party B’s removal or alteration of the above walls and floors and any loss to Party A or any third party, Party B shall bear full responsibilities and make compensation. The improvements within the leased Unit shall be in compliance with the relevant provisions including decoration and reconstruction stipulated in Article 6 of this Contract.

5. In order to unify the public image of the entire floor, Party B shall not change the color of the exterior walls, doors and windows and other public facilities without the consent of Party A.

[The remainder of this page is intentionally left blank.]

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

Schedule IV – Floor Plan of Leased Units

Floor Plan:

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

Schedule V – Copy of Party A’s Business License and Power of Attorney by Legal Representative

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

Schedule VI – Copy of Party B’s Business License and Power of Attorney of Legal Representative

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

Schedule VII – Delivery List of Leased Unit

The Equipment Room No.	Air Conditioning (table)	Lamps (lamps)	Smoke detectors (s)	Sprinklers (s)	Water meter (s)
No.	Table	Lamps

The said quantity shall be subject to on-site check by both Parties.

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

Schedule VIII –Business License of Leased Unit Property Owner

编号：1 02457657

营业执照

（副 本）（1-1）

统一社会信用代码 91110102101353710Y

名　　称	北京京仪敬业电工有限公司
类　　型	有限责任公司(法人独资)
住　　所	北京市西城区西什库大街31号B区
法定代表人	黄庆生
注册资本	880万元
成立日期	1980年12月29日
营业期限	2007年02月13日 至 2057年02月12日
经营范围	加工制造电器设备元件，成套控制设备，电站自动化设备，分马力电机，油泵电机，微电机；物业管理；住宿；餐饮（限在西城区办分支机构）；普通货运；文艺表演；互联网信息服务；销售机械电器设备、金属材料、建筑材料、计算机及外部设备、五金交电、文化用品；经营本企业或本企业成员企业自产产品及相关技术的出口业务；经营本企业或本企业成员企业生产、科研所需的原辅材料、机械设备、仪器仪表、零配件及相关技术的进出口业务；承办中外合资经营、合作生产及开展"三来一补"业务；出租写字间；技术咨询、技术服务、技术转让；文化咨询；提供创意服务；摄影扩印服务；文艺创作；机动车公共停车场服务。（领取本执照后，应到住建委取得行政许可；企业依法自主选择经营项目，开展经营活动；文艺表演、互联网信息服务以及依法须经批准的项目，经相关部门批准后依批准的内容开展经营活动；不得从事本市产业政策禁止和限制类项目的经营活动。）

在线扫码获取详细信息

登记机关

北京市工商行政管理局西城分局

2016年08月05日

提示：每年1月1日至6月30日通过企业信用信息公示系统报送上一年度年度报告并公示。

企业信用信息公示系统网址： qyxy.baic.gov.cn

中华人民共和国国家工商行政管理总局监制

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

Schedule IX –Building Ownership Certificate of Leased Unit (Property Ownership Certificate of Jingyi)

北京市公有房屋所有权证

西[illegible]字第[illegible]号

根据中华人民共和国宪法规定，为保护社会主义的公共财产，保障房屋所有权单位的合法权益，经审查确认西城区（县）[illegible]号房屋[illegible]间，建筑面积[illegible] M²（另有共有共用 / 间，建筑面积 / M²），为[illegible]单位所有。特发此证。

发证机关

填发机关

一九[illegible]年十月十七日

注：此证为临时权证凭本证换领房屋正式权证。

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九思成投资管理（北京）有限公司	北京市西城区西什库大街 31 号院九思文创园

Schedule X –Document of Property Owner’s Consent to Sub-lease

北京京仪敬业电工有限公司

关于北京市西城区西什库大街 31 号院房屋转租事项的函

九思成投资管理（北京）有限公司:

贵我双方于 2016 年 11 月 18 日签订《房屋租赁合同》，约定我司向贵司出租北京市西城区西什库大街 31 号院 3-6 号楼和 14-16 号楼部分房屋，租赁期限自 2016 年 12 月 1 日起至 2021 年 11 月 30 日止。《房屋租赁合同》约定未经我司书面同意，贵司不得对外转租。

根据我司上级主管单位北京京仪集团有限责任公司《关于北京京仪敬业电工有限公司出租西城区西什库大街 31 号院房屋的批复》，原则同意贵司将所租赁房屋转租用于文化创意产业经营。

现授权北京京仪敬业电工有限公司资源管理部对贵司转租行为进行具体监管工作，贵司应严格按照京仪集团房屋租赁经营管理办法有关规定和《房屋租赁合同》的相关约定，做好转租审批及转租合同备案工作，确保依法合规。

北京京仪敬业电工有限公司

二零一六年十二月二十二日

北京京仪敬业电工有限公司综合管理部　　2016 年 12 月 22 日印发

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